Exhibit 10.78

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE HORIZON THERAPEUTICS PLC HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO

COMMERCIAL SUPPLY AGREEMENT

This Amendment No. 2 (the “Second Amendment”) to the Commercial Supply Agreement by and between Horizon Pharma Ireland Limited (“Customer”) and AGC Biologics A/S, formerly known as CMC Biologics A/S (“AGC”) is dated as of December 18, 2019 (the “Second Amendment Effective Date”).

RECITALS

AGC and Customer are Parties to the Commercial Supply Agreement effective as of February 14, 2018 (the “Agreement”). AGC and Customer wish to amend certain pricing provisions of the Agreement to reflect volume discounts due to Customer’s increased demand for Product.

AGREEMENT

1.	Appendix Two of the Agreement is deleted in its entirety and replaced with the attached Appendix Two to this Amendment No. 2.

2.

No Other Amendment; Confirmation. Except as expressly amended, modified and supplemented by this Amendment No. 2, the provisions of the Agreement, including the provisions Appendix Two, shall remain in full force and effect. Unless otherwise defined in this Amendment No. 2, all capitalized terms used but not defined in this Amendment No. 2 shall have the meaning set forth in the Agreement. Each Party acknowledges that it has read this Amendment No. 2, understands the changes affecting the Agreement and agrees to be bound by the terms of the Agreement as modified by this Amendment No. 2. The Parties further acknowledge and agree that the Agreement, as amended, embodies the complete and exclusive understanding among the Parties and supersedes and merges all related prior proposals and understandings whether oral or written.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Second Amendment Effective Date.

HORIZON PHARMA IRELAND LIMITED	AGC BIOLOGICS A/S, formerly known as CMC Biologics A/S

By /s/ Alan Mac Neice	By /s/ Patricio Massera

Print Name Alan Mac Neice	Print Name Patricio Massera

Title Director	Title CEO
duly authorized	duly authorized

APPENDIX TWO

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[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED